MERRILL LYNCH FOCUS TWENTY V.I. FUND
                   MERRILL LYNCH RESERVE ASSETS V.I. FUND and
               MERRILL LYNCH DEVELOPING CAPITAL MARKETS V.I. FUND
                  of MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                        Supplement dated September 3, 2003
                       to the Prospectus dated May 1, 2003
                          As Revised September 2, 2003



         The Board of Merrill Lynch Variable Series Funds, Inc. (the "Company") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by each of Merrill Lynch Large Cap Growth V.I. Fund, Merrill Lynch Domestic Money Market V.I. Fund and Merrill Lynch Global Allocation V.I. Fund (each, an "Acquiring Fund"), each a series of the Company, of substantially all of the assets and the assumption of substantially all of the liabilities of Merrill Lynch Focus Twenty V.I. Fund, Merrill Lynch Reserve Assets V.I. Fund and Merrill Lynch Developing Capital Markets V.I. Fund (each, an "Acquired Fund"), respectively, each a series of the Company, in exchange for newly-issued Class I shares (Class I and Class II shares, in the case of Developing Capital Markets) of common stock of the corresponding Acquiring Fund (each, a "Reorganization"). After the completion of a Reorganization, the Acquired Fund will be terminated as a series of the Company.

        The investment objectives of Merrill Lynch Focus Twenty V.I. Fund and Merrill Lynch Large Cap Growth V.I. Fund are similar but not identical. Merrill Lynch Large Cap Growth V.I. Fund seeks long-term capital growth. The investment objectives of Merrill Lynch Reserve Assets V.I. Fund and Merrill Lynch Domestic Money Market V.I. Fund are identical. The investment objectives of Merrill Lynch Developing Capital Markets V.I. Fund and Merrill Lynch Global Allocation V.I. Fund are similar but not identical. Merrill Lynch Global Allocation V.I. Fund seeks high total investment return. It is intended that each Reorganization qualify for Federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986.

         The Agreement and Plan provides that, if a Reorganization takes place, Class I shareholders (Class I and Class II shareholders, in the case of Developing Capital Markets) of an Acquired Fund will be entitled to receive Class I shares (Class I and Class II shares, in the case of Developing Capital Markets) of common stock of the corresponding Acquiring Fund that have the same net asset value as the shares of the Acquired Fund held immediately prior to the Reorganization.

         A special meeting of shareholders of each Acquired Fund to consider the Agreement and Plan has been called for November 10, 2003. The record date for determining the shareholders of each Acquired Fund entitled to receive notice of and to vote at such meeting is September 12, 2003. If all of the requisite approvals are obtained, it is anticipated that each Reorganization will take place in the fourth calendar quarter of 2003.